Lincoln National Variable Annuity Account H
                               American Legacy III
                              Prospectus Supplement
                           Effective December 21, 1999



The language under Item 10 of "Charges and other deductions - Surrender charge" on page 10 of the Prospectus should be replaced in its entirety with the following:


10. A surrender of a contract or withdrawal of contract value of a contract issued to employees and registered representatives of any member of the selling group and their spouses and minor children, or to officers, directors, trustees or bona-fide full-time employees of LNC or The Capital Group, Inc. or their affiliated or managed companies (based upon the contractowner's status at the time the contract was purchased), provided the contract was not issued with the assistance of a sales representative under contract with Lincoln Life.